UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2020

Commission File Number	Exact name of registrant as specified in its charter; address of principal executive offices; registrant’s telephone number, including area code	State or Other Jurisdiction of Incorporation	I.R.S. Employer Identification No.
0-49807	Washington Gas Light Company 1000 Maine Ave., SW Washington, D.C. 20024 (703) 750-4440	District of Columbia and Virginia	53-0162882
Former name or former address, if changed since last report: n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

During the third quarter of 2020, Washington Gas Light Company (the “Company”) made a voluntary change in accounting principle for calculating the market-related value of assets (MRVA) used in the determination of net periodic pension and other post-retirement benefit plan costs. The change uses the fair value approach for the fixed income investments and related derivatives, which represent a separate asset class of the plan assets, compared to the prior method that utilized a calculated value for all investments where gains and losses arising from changes in fair value were deferred and amortized into the calculation of the MRVA over a period of five years. The MRVA is used in the calculation of the expected return on assets and the recognized actuarial gain or loss components of net periodic benefit cost. The gains and losses for other plan assets will continue to be deferred and amortized into the MRVA over a five-year period. This change has been applied on a retrospective basis.

This Current Report on Form 8-K is being filed to reflect the change in accounting principle on the Company’s previously issued financial statements. For further detail, see Note 1 of the financial statements. The following items of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are being adjusted in Exhibit 99.1 of Item 9.01. to this Current Report on Form 8-K:

• Part II, Item 8, Financial Statements and Supplementary Data
• Part IV, Item 15, Financial Statement Schedules

The adjusted section of the Annual Report on Form 10-K has not been updated for any other activities or events occurring after March 2, 2020, the date this information was filed with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Item 9.01 - Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
23.2	Consent of Deloitte & Touche LLP
99.1
Retrospective adjustments to the following portions of Washington Gas Light Company's Annual Report on Form 10-K for the year ended December 31, 2019, as originally filed with the Securities and Exchange Commission on March 2, 2020: Part II, Item 8, Financial Statements and Supplementary Data, and Part IV, Item 15, Financial Statement Schedules. All portions are updated to reflect the change in accounting principle.

101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Washington Gas Light Company
(Registrant)

December 1, 2020	By:	/s/ Douglas I. Bonawitz
Douglas I. Bonawitz
Senior Vice President, Chief Financial Officer and Treasurer